SUPPLEMENT DATED OCTOBER 18, 2013 TO THE

STATEMENT OF ADDITIONAL INFORMATION OF

VAN ECK FUNDS

Dated May 1, 2013, as revised on October 7, 2013

This Supplement updates certain information contained in the above-dated Statement of Additional Information (the “SAI”) for Van Eck Funds (the “Trust”) regarding the CM Commodity Index Fund (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.1115 or by visiting the Van Eck website at www.vaneck.com.

Effective October 18, 2013, the paragraph on the cover page of the SAI is amended and restated in its entirety as follows:

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2013 (the “Prospectus”) for Van Eck Funds (the “Trust”), relating to the CM Commodity Index Fund (the “Fund”), as it may be revised from time to time. The audited financial statements of the Fund for the fiscal year ended December 31, 2012, are hereby incorporated by reference from the Fund’s Annual Report to shareholders. A copy of the Prospectus and Annual and Semi-Annual Reports for the Trust, relating to the Fund, may be obtained without charge by visiting the Van Eck website at vaneck.com, by calling toll-free 1.800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). In addition, the current net asset value of Fund shares can be obtained by visiting the Van Eck website at vaneck.com. The Trust’s and the Distributor’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

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Please retain this supplement for future reference.